UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-36677	38-2063100
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On November 6, 2017, Diplomat Pharmacy, Inc. (the “Company”) publicly announced its financial results for the third quarter ended September 30, 2017.  A copy of the Company’s news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 3.02                                           Unregistered Sales of Equity Securities.

On July 5, 2017, September 1, 2017, October 1, 2017 and November 1, 2017, Diplomat Pharmacy, Inc. (the “Company”) entered into separate purchase agreements to acquire: Accurate Rx Pharmacy Consulting, LLC; Focus Rx Pharmacy Services Inc. and Focus Rx Inc.; 8th Day Software & Consulting, LLC; and Pharmaceutical Technologies, Inc. (collectively, the “Acquired Entities”), respectively. The acquisitions relating to the purchase agreements dated as of July 5, September 1 and October 1, 2017 have been consummated, and the acquisition related to the purchase agreement dated as of November 1, 2017 is expected to close in the fourth quarter 2017.

In connection with the closing of these acquisitions, the Company was, or will be, obligated to issue 131,108, 374,297, 99,356 and approximately 838,135 shares, respectively, of its common stock to the former owners of the Acquired Entities. No cash proceeds have been, or will be, received by the Company as the shares represent a portion of the consideration for the respective acquisitions. All of the shares of Company common stock referenced herein have been, or will be, issued and sold pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder by the Securities and Exchange Commission.  The issuance and sale of securities as described above did not, or will not, involve a public offering and have been, or will be, made without general solicitation or advertising.  Furthermore, the former owners have represented, or will represent, among other things, that such persons are accredited investors (as defined under Rule 501 of Regulation D).

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

No.	Description
99.1	Company press release dated November 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Philip R. Hagerman
Philip R. Hagerman
Chief Executive Officer

Date: November 6, 2017